SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934




           Date of Report (Date of earliest event reported): January 23, 1997
                                                            (January 23, 1997)


    ......................... FRANKLIN RESOURCES, INC. ....................
             (Exact name of registrant as specified in its charter)



       .... DELAWARE ................. 1-9318 ....... 13-2670991 ...
     (State or other jurisdiction   (Commission     (IRS Employer
     of incorporation)              File Number)   Identification No.)



     777 MARINERS ISLAND BLVD., SAN MATEO, CALIFORNIA ........ 94404...
     (Address of principal executive offices)                (Zip Code)



       Registrant's telephone number, including area code..(415) 312-2000



    .......................................................................
          (Former name or former address, if changed since last report)

Item 5.      Other Events

Registrant is filing this Form 8-K in order to file a current earnings press release. By this filing, Registrant is not establishing the practice of filing all earnings press releases in the future and may discontinue such filings at any time.

Item 7.      Financial Statements and Exhibits

(c)Exhibits

Exhibit "A" - Press  Release  issued on January 23, 1997 by Franklin  Resources,
Inc.

                             SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                           FRANKLIN RESOURCES, INC.
                           (Registrant)


Date: January 23, 1997    /s/  Leslie M. Kratter
                           LESLIE M. KRATTER
                           Vice President

                              Exhibits


          A.       Press Release issued on January 23, 1997
                     by Franklin Resources, Inc.

From:       Franklin Resources, Inc.
            Tel:(415) 312-4701
            Contact: Holly Gibson

            Rubenstein  Associates
            Tel:  (212) 843-8053
            Contact:  David Sternstein

-----------------------------------------------------------------------

                                                For Immediate Release

         Franklin Resources Announces First Quarter Results

      San Mateo, CA, January 23, 1997 -- Franklin Resources, Inc. (NYSE:BEN) today reported earnings for the quarter ended December 31, 1996.

      Charles B. Johnson, president of the diversified financial services company, said net income for the quarter was $96.2 million compared to $74.0 million a year ago and $84.5 million for the quarter ended September 30, 1996. Operating revenues for the quarter were $440.0 million compared to $342.6 million a year ago and $390.8 million for the preceding quarter.

      The Company's merger of business with Heine Securities Corporation became effective November 1, 1996. Earnings for the quarter include two months of post-merger results of operations. Investment income includes realized gains from the disposition of some of the Company's investment portfolio, the proceeds of which were used to fund portions of the Heine transaction.

      After adjusting for a three-for-two stock split payable on January 15, 1997, the issuance of shares in connection with the Heine merger and the repurchase of and the conversion to equity of the Company's $150 million of subordinated debentures and associated option rights, fully diluted earnings per share for the quarter ended December 31, 1996 were $0.76 compared to $0.59 a year ago and $0.67 for the preceding quarter. After all such adjustments, average fully diluted shares outstanding for the quarter were 125.8 million as compared to 125.3 million a year ago and 125.4 million for the previous quarter.

      Assets under management by the Company's subsidiaries were $180.9 billion at December 31, 1996, which included $19.4 billion in assets of the Mutual Series funds, compared with $135.1 billion a year ago and $151.6 billion in the previous quarter. Average assets under management during the quarter were $166.3 billion as compared to $132.1 billion a year ago and $148.4 billion in the preceding quarter.

      Franklin's headquarters are located at 777 Mariners Island Blvd., San Mateo, CA, 94404.

FRANKLIN RESOURCES, INC.
Consolidated Income Statements
(Dollar amounts in thousands
except assets under management
and per share data.)                   Three months ended
                                          December 31
                                    -------------------------
                                           1996        1995
Operating revenues:
Investment management fees              $275,674    $202,228
Underwriting and distribution fees       136,486     119,036
Shareholder servicing fees                24,828      20,796
Banking/finance, net & other               3,051         554
                                    -------------------------

Total operating revenues                 440,039     342,614
                                    -------------------------

Operating expenses:
Underwriting and distribution            142,918     116,061
Employee related                          99,571      76,862
General and administrative                45,990      30,192
Advertising and promotion                 18,666      15,525
Amortization of goodwill                   7,345       4,841
                                    -------------------------

Total operating expenses                 314,490     243,481
                                    -------------------------

Operating income                         125,549      99,133
                                    -------------------------

Other income (expense):
Investment and other income               19,608      10,665
Interest expense                          (8,173)     (2,623)
                                    -------------------------

Other income (expense), net               11,435       8,042
                                    -------------------------

Income before taxes on income            136,984     107,175
Taxes on income                           40,755      33,224
                                    -------------------------

Net income                              $ 96,229    $ 73,951
                                    =========================

Earnings per share
     Primary                            $   0.76    $   0.59
     Fully diluted                      $   0.76    $   0.59

Dividends per share                     $   0.08    $   0.07

Average shares outstanding (in thousands):
     Primary                             125,794     125,279
     Fully diluted                       125,801     125,300

Assets under management (in millions):
     End of period                      $180,912    $135,113
     Average for period                 $166,250    $132,140






FRANKLIN RESOURCES, INC.
Consolidated Income Statements
(Dollar amounts in thousands
except assets under management
and per share data)                          For the three months ended
                              31-Dec-96   30-Sep-96   30-Jun-96   31-Mar-96    31-Dec-95

Operating revenues:
Investment management fees     $275,674    $237,344    $228,291     $215,916    $202,228
Underwriting and
distribution fees               136,486     129,444     143,649      152,910     119,036
Shareholder servicing fees       24,828      22,957      22,911       22,051      20,796
Banking/finance, net & other      3,051       1,006         551        2,924         554
                            -------------------------------------------------------------

Total operating revenues        440,039     390,751     395,402      393,801     342,614
                            -------------------------------------------------------------

Operating expenses:
Underwriting and distribution   142,918     132,990     144,137      149,171     116,061
Employee related                 99,571      80,837      85,710       81,726      76,862
General and administrative       45,990      42,705      35,670       39,396      30,192
Advertising and promotion        18,666      20,726      18,118       17,286      15,525
Amortization of intangibles       7,345       4,448       4,529        4,530       4,841
                            -------------------------------------------------------------

Total operating expenses        314,490     281,706     288,164      292,109     243,481
                            -------------------------------------------------------------

Operating income                125,549     109,045     107,238      101,692      99,133
                            -------------------------------------------------------------

Other income (expense):
Investment and other income      19,608      13,193      16,611        9,989      10,665
Interest expense                 (8,173)     (2,512)     (2,782)      (3,419)     (2,623)
                            -------------------------------------------------------------

Other income (expense), net      11,435      10,681      13,829        6,570       8,042
                            -------------------------------------------------------------

Income before taxes on income   136,984     119,726     121,067      108,262     107,175
Taxes on income                  40,755      35,225      40,001       33,050      33,224
                            -------------------------------------------------------------

Net income                     $ 96,229    $ 84,501    $ 81,066     $ 75,212    $ 73,951
                            =============================================================

Earnings per share
     Primary                   $   0.76    $   0.68    $   0.65     $   0.60    $   0.59
     Fully diluted             $   0.76    $   0.67    $   0.65     $   0.60    $   0.59

Dividends per share            $   0.08    $   0.07    $   0.07     $   0.07    $   0.07

Average shares outstanding (in thousands):
     Primary                    125,794     124,967     124,548      124,377     125,279
     Fully diluted              125,801     125,418     125,048      124,598     125,300

Assets under management (in millions):
     End of period             $180,912    $151,552    $147,604     $141,437    $135,113
     Average for period        $166,250    $148,434    $144,653     $139,086    $132,140